Vanguard Financials Index Fund

Supplement to the Prospectus and Summary Prospectus Dated
December 22, 2015

Effective after the close of business on August 31, 2016, the Global Industry
Classification Standard is removing all real estate securities (except mortgage real estate investment trusts) from the financials sector. As a result of this action, the following changes are being made.

Prospectus and Summary Prospectus Text Changes
The following replaces similar text under the heading “Principal Investment
Strategies” for Vanguard Financials Index Fund:

Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Index (IMI)/Financials 25/50, an index made up of stocks of large, mid-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). The
GICS financials sector is made up of companies involved in activities such as banking, mortgage finance (including mortgage real estate investment trusts), consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment.

The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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Vanguard Marketing Corporation, Distributor.

PS 5483 082016